Subsequent Events (Details Narrative)	Oct. 11, 2023
Subsequent Event [Member]
Description of submission of approval for stock bonus share	the submission of certain proposals to the Company’s shareholders for approval which include requests (a) to approve the special stock bonus of 3,000,000 common shares in total issued to directors, officers and consultants for achieving non-financial milestones or for onboarding bonus; (b) to approve an increase in number of authorized preferred stock from 10,000,000 shares to 50,000,000 shares; (c) to approve a reverse stock split of outstanding shares of common stock at an exchange ratio of not more than 5-1